UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

ACCESS Newswire Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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2025	Notice of Annual Meeting of Stockholders

Friday, June 13, 2025 9:00 a.m. ET	VIRTUALLY https://investors.accessnewswire.com/agm

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ACCESS Newswire Inc.

One Glenwood Ave, Suite 1001

Raleigh NC 27603

919.481.4000

Notice of Annual Meeting of Stockholders

To Be Held on June 13, 2025

To Our Stockholders:

We are pleased to invite you to attend ACCESS Newswire Inc.’s 2025 Annual Meeting of Stockholders (the “Annual Meeting”) to be held as a virtual-only meeting at 9:00 a.m., Eastern Time, on Friday, June 13, 2025. You will not be able to attend the Annual Meeting in-person. You will be able to attend the Annual Meeting, vote and submit your questions during the Annual Meeting via live webcast by visiting https://investors.accessnewswire.com/agm.

The purpose of the Annual Meeting is as follows:

1.	To elect four (4) directors nominated by our Board of Directors as set forth in this proxy statement;
2.	To ratify the appointment of Cherry Bekaert LLP as our independent registered public accounting firm for the year ending December 31, 2025; and
3.	To transact such other business as may properly come before the meeting or any postponement or adjournment thereof.

You have the right to receive notice of and to vote at the Annual Meeting if you were a stockholder of record at the close of business on April 17, 2025, which is the record date set by the Board of Directors (the “Board”).

The attached Proxy Statement describes the matters proposed by your Board to be considered and voted upon by our stockholders at our Annual Meeting. These items are more fully described in the following pages, which are hereby made part of this Notice.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on June 13, 2025. Our Proxy Statement is attached. Financial and other information concerning the Company is contained in our Annual Report on Form 10-K for the year ended December 31, 2024. Under rules issued by the Securities and Exchange Commission (“SEC”), we are providing access to our proxy materials both by sending you this full set of proxy materials, including a Proxy Card, and by notifying you of the availability of our proxy materials on the Internet. The Proxy Statement and our Annual Report on Form 10-K are available on https://investors.accessnewswire.com/agm.

To participate in our annual meeting, including casting your vote during the meeting, you may access the meeting website at https://investors.accessnewswire.com/agm and entering in your stockholder information provided on your ballot or proxy information previously mailed to you. If you attend the meeting virtually, you may revoke your proxy prior to its exercise and vote virtually at the meeting. In the event that there are not sufficient stockholders present for a quorum or sufficient votes to approve a proposal at the time of the Annual Meeting, the Annual Meeting may be adjourned from time to time in order to permit further solicitation of proxies by the Company.

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Your vote is important. If you are unable to attend the Annual Meeting virtually and wish to have your shares voted, please vote as soon as possible, whether online, by telephone, by fax or by returning a proxy card sent to you in response to your request for printed proxy materials.

By Order of the Board of Directors,

/s/ Brian R. Balbirnie
Brian R. Balbirnie
Chairperson of the Board of Directors

Raleigh, North Carolina

April 30, 2025

YOUR VOTE IS IMPORTANT IT IS IMPORTANT THAT PROXY CARDS BE RETURNED PROMPTLY. THEREFORE, WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING VIRTUALLY, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED RETURN ENVELOPE OR VOTE OVER THE INTERNET FOLLOWING THE INSTRUCTIONS ON THE PROXY AS SOON AS POSSIBLE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. STOCKHOLDERS WHO EXECUTE A PROXY CARD OR VOTE OVER THE INTERNET MAY NEVERTHELESS ATTEND THE MEETING VIRTUALLY, REVOKE THEIR PROXY AND VOTE THEIR SHARES VIRTUALLY.

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Proxy Summary

2025 ANNUAL MEETING OF STOCKHOLDERS

WHEN Friday, June 13, 2025 at 9:00 a.m. ET	ITEMS OF BUSINESS
	1.	To elect four (4) directors nominated by our Board of Directors as set forth in this proxy statement;
WHERE	2.	To ratify the appointment of Cherry Bekaert LLP as our independent registered public accounting firm for the year ending December 31, 2025; and
Virtually at https://investors.accessnewswire.com/agm	3.	To transact such other business as may properly come before the meeting or any postponement or adjournment thereof.

RECORD DATE Close of business on April 17, 2025

PROXY VOTING

Stockholders of record on the record date are entitled to vote by proxy in the following ways:

By calling 866.752.VOTE (8683), toll free, in the United States or Canada	If your shares are held by our transfer agent, by voting online at https://www.iproxydirect.com/accs	If your shares are held in a brokerage account, by voting online at https://www.proxyvote.com
By completing the reverse side of the proxy card and faxing it to 202.521.3464		By returning a properly completed, signed and dated proxy card

ANNUAL MEETING AGENDA AND VOTING RECOMMENDATIONS

Proposal	Voting Recommendation	Page Reference
1 Election of four (4) directors	✓ FOR each nominee	7
2 Ratification of the appointment of Cherry Bekaert LLP as our independent auditors	✓ FOR	24

PROXY STATEMENT | 1

DIRECTOR NOMINEES

Name	Age	Director Since	Occupation	Independent Director	Standing Committee Membership

Graeme P. Rein	45	2021	Managing Member and Chief Investment Officer of Yorkmont Capital Management, LLC	✓	AC*
Wesley T. Pollard	54	2024	Chief Financial Officer of Primeritus Financial Services	✓	AC/CC
Joseph A. Staples	65	2024	Executive Marketing Consultant; Retired Chief Marketing Consultant of Motivosity Inc,	✓	CC*
Brian R. Balbirnie	53	2006	Founder and Chief Executive Officer of ACCESS Newswire Inc.	-	-

AC = Audit Committee

CC = Compensation Committee

* = Committee Chair

PROXY STATEMENT | 2

PROXY STATEMENT

Questions and Answers

► WHY AM I RECEIVING THESE PROXY MATERIALS?

You are receiving these proxy materials because you owned shares of common stock of our company, ACCESS Newswire Inc. (the “Company”), at the close of business on April 17, 2025, and, therefore, are eligible to vote at the Company’s Annual Meeting of Stockholders to be held virtually on Friday, June 13, 2025, at 9:00 a.m. ET (the “Annual Meeting”). Our Board of Directors (the “Board”) is soliciting your proxy to vote at the Annual Meeting.

► ON WHAT MATTERS WILL I BE VOTING?

Stockholders of record at the close of business on April 17, 2025 will be entitled to vote on the following proposals:

1.	To elect four (4) directors nominated by our Board of Directors as set forth in the proxy statement;
2.	To ratify the appointment of Cherry Bekaert LLP as our independent registered public accounting firm for the year ending December 31, 2025; and
3.	To transact such other business as may properly come before the meeting or any postponement or adjournment thereof.

The Board does not know of any matters to be presented at our Annual Meeting other than those described in this Proxy Statement. However, if any other matters properly come before the meeting or any adjournment thereof, it is the intention of the persons named in the enclosed proxy to vote the shares represented by them in accordance with their best judgment.

►HOW CAN I PARTICIPATE IN THE ANNUAL MEETING?

You can attend the Annual Meeting by accessing the meeting via the URL at https://investors.accessnewswire.com/agm and entering in your stockholder information provided on your ballot or proxy information previously mailed to you.

Online access will be available prior to the meeting for you to obtain your information and to vote your shares should you not have done so previously. If you elect to attend the meeting virtually, we encourage you to access the meeting webcast prior to the start time.

►HOW CAN I ASK QUESTIONS DURING THE ANNUAL MEETING?

You can submit questions in writing to the virtual meeting website during the annual meeting in the Q&A tab on the virtual platform. You must first join the meeting as described above in “How can I participate in the annual meeting?” No questions will be taken in any other manner the day of the meeting.

► WHO IS SOLICITING MY PROXY?

Our Board is soliciting your proxy to vote at our Annual Meeting. By completing and returning a proxy card, you are authorizing the proxy holder to vote your shares at our Annual Meeting as you have instructed.

► HOW MANY VOTES MAY I CAST?

Each holder of common stock is entitled to one vote, virtually or by proxy, for each share of our common stock held of record on the record date.

PROXY STATEMENT | 3

► HOW MANY VOTES CAN BE CAST BY ALL STOCKHOLDERS?

Our common stock is the only class of security entitled to vote at our Annual Meeting. As of the record date, we had 3,847,743 shares of common stock outstanding, each of which is entitled to one vote.

► HOW MANY SHARES MUSTS BE PRESENT TO HOLD THE MEETING?

Our second amended and restated bylaws provide that thirty-three and one-third (33.3%) of the total number of shares of common stock outstanding constitutes a quorum and must be virtually present or have voted prior to the Annual Meeting to conduct a meeting of our stockholders.

► WHAT IS THE DIFFERENCE BETWEEN HOLDING SHARES AS A STOCKHOLDER OF RECORD AND AS A BENEFICIAL OWNER?

If your shares are registered directly in your name with our transfer agent, Equiniti Trust Company, LLC, you are considered, with respect to those shares, the “stockholder of record.” Proxy Materials have been directly sent to you by us.

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of shares held in “street name.” Proxy Materials have been forwarded to you by your broker, bank, or nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank, or nominee how to vote your shares by following their instructions which are included with this proxy, if applicable.

► CAN MY SHARES BE VOTED IF I DO NOT RETURN THE PROXY CARD AND DO NOT ATTEND THE MEETING VIRTUALLY?

If you hold shares in street name and you do not provide voting instructions to your broker, bank, or nominee, your shares will not be voted on any proposal for which your broker does not have discretionary authority to vote (a “broker non-vote”). Brokers generally have discretionary authority to vote shares held in street name on “routine” matters but not on “non-routine” matters. Proposals to ratify the appointment of the independent auditor are generally considered “routine” matters. Proposals to elect directors are “non-routine” matters.

If you do not vote the shares held in your name, your shares will not be voted. However, the Company may vote your shares if you have returned a blank or incomplete proxy card.

► HOW DOES THE BOARD OF DIRECTORS RECOMMEND THAT I VOTE?

Our Board recommends that you vote FOR each of the director nominees set forth in this proxy statement and FOR the ratification of the appointment of Cherry Bekaert LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025.

► HOW DO I VOTE?

You may vote using any of the following methods:

Virtually at the Annual Meeting:

You may vote at the Annual Meeting either by virtually attending the meeting yourself or authorizing a representative to virtually attend the meeting on your behalf by providing them your virtual Annual Meeting code. If you are a street holder of shares, you must obtain a proxy from your broker, bank, or nominee naming you as the proxy holder and present it to the inspector of election with your ballot when you vote at the Annual Meeting.

PROXY STATEMENT | 4

Other ways to vote:

You may also vote by telephone or online as instructed in our proxy, or by returning a proxy card or voting instruction form sent to you in response to your request for printed proxy materials.

MAIL: Please mark, sign, date, and return this proxy card promptly using the enclosed envelope.

FAX: Complete the reverse portion of this proxy card and fax to (202) 521-3464.

INTERNET: If your shares are held by our transfer agent, https://www.iproxydirect.com/accs If your shares are held in a brokerage account, https://www.proxyvote.com

PHONE: 866.752.VOTE (8683)

► ONCE I DELIVER MY PROXY, CAN I REVOKE OR CHANGE MY VOTE?

Yes. You may revoke or change your proxy at any time before it is voted by giving a written revocation notice to our corporate secretary, by delivering a new revised proxy no later than the end of the day prior to the Annual Meeting, or by voting virtually at the meeting.

► WHO PAYS FOR SOLICITING PROXIES?

We are paying for all costs of soliciting proxies. Our directors, officers, and employees may request the return of proxies by mail, telephone, internet, telefax, telegram, or personal interview. We are also requesting that banks, brokerage houses, and other nominees or fiduciaries forward the soliciting material to their principals and that they obtain authorization for the execution of proxies. We will reimburse them for their expenses.

► COULD OTHER MATTERS BE CONSIDERED AND VOTED UPON AT THE MEETING?

Our Board does not expect to bring any other matter before the Annual Meeting and is not aware of any other matter that may be considered at the meeting. However, if any other matter does properly come before the meeting, the proxy holders will vote the proxies as the Board may recommend.

► WHAT HAPPENS IF THE MEETING IS POSTPONED OR ADJOURNED?

Your proxy will still be good and may be voted at the postponed or adjourned meeting. You will still be able to change or revoke your proxy at any time until it is voted.

► HOW CAN I CONTACT ACCESS NEWSWIRE TO REQUEST MATERIALS

By mail addressed to: ACCESS Newswire Inc., One Glenwood Ave, Suite 1001, Raleigh NC 27603 Attn: Chairperson of the Board. By phone, call 919.481.4000 or 866.752.VOTE (8683), by fax, 202.521.3464, or by email at proxy@iproxydirect.com.

PROXY STATEMENT | 5

Delivery of Documents to Security Holders Sharing an Address

We will only deliver one set of materials to multiple stockholders sharing an address, unless we have received contrary instructions from one or more of the stockholders. Also, we will promptly deliver a separate copy of these materials and future stockholder communication documents to any stockholder at a shared address to which a single copy of these materials was delivered, or deliver a single copy of these materials and future stockholder communication documents to any stockholder or stockholders sharing an address to which multiple copies are now delivered, upon written request to us at our address noted above. Stockholders may also address future requests regarding delivery of proxy materials and/or annual reports by contacting us at the address noted above.

PROXY STATEMENT | 6

Proposal 1–Election of Directors

ELECTION OF THE FOUR DIRECTORS TO SERVE UNTIL THE NEXT ANNUAL MEETING OR UNTIL THEIR SUCCESSORS ARE DULY ELECTED AND QUALIFIED

NOMINEES FOR DIRECTOR

At our Annual Meeting, stockholders will elect four directors, each to serve a term of one year or until his or her successor is elected and qualified. Our Board is currently comprised of each of these four directors. Our Board is not divided into classes of directors, meaning all of our directors are voted on every year at our Annual Meeting of Stockholders.

Unless otherwise instructed on the proxy card, each of the persons named as proxies on the proxy card intends to vote the shares represented thereby in favor of the four nominees listed under “Certain Information Concerning Director Nominees” below.

All nominees have consented to being named in this Proxy Statement and to serve if elected. If, however, any nominee should become unable or unwilling to serve, the persons named as proxies on the proxy card will vote the shares represented by the proxy for another person duly nominated by our Board.

CERTAIN INFORMATION CONCERNING DIRECTOR NOMINEES

Certain information concerning the nominees for election as directors is set forth below. This information was furnished to us by the nominees. No family relationship exists between any of our directors or executive officers.

The names of the nominees and certain information about them as of April 30, 2025 are set forth below:

Nominee	Age	Position	Director Since
Graeme P. Rein	45	Director, Chairperson of the Audit Committee	2021
Wesley T. Pollard	54	Director, Member of the Compensation Committee and Audit Committee	2024
Joseph A. Staples	65	Director, Chairperson of the Compensation Committee	2024
Brian R. Balbirnie	53	Director, President, Chief Executive Officer and Chairperson of the Board	2006

PROXY STATEMENT | 7

Graeme R. Rein
Age 45 Director Since 2021 ● Chairperson of the Audit Committee

Professional Background and Qualifications Mr. Rein is the Managing Member and Chief Investment Officer of Yorkmont Capital Management, LLC, an Austin, Texas based registered investment advisor which he founded in 2012. Prior to Yorkmont Capital, Mr. Rein worked as a research analyst at Bares Capital Management, Inc. from 2006 to 2012 and as an audit professional at Deloitte & Touche, LLP from 2004 to 2006. Mr. Rein graduated from Princeton University with a Bachelor of Arts in Economics and from the McCombs School of Business at the University of Texas with a Masters in Professional Accounting. He holds the Chartered Financial Analyst (CFA) designation and is also a Certified Public Accountant (CPA) in the state of Texas. Mr. Rein has served as a member of the Board of Directors of Where Food Comes From, Inc. (NASDAQ: WFCF) since May 2016.  Mr. Rein brings to the Board more than 17 years of business-related experience, with expertise in finance, accounting, and investments, which makes him a well-qualified candidate to be a director of the Company.

Wesley T. Pollard
Age 54 Director Since 2024 ● Member of the Audit Committee ● Member of the Compensation Committee

Professional Background and Qualifications Mr. Pollard is a finance executive and has been serving as the Chief Financial Officer of Primeritus Financial Services (“Primeritus”), a private equity backed company in the automotive financing industry, since July 2023. He served as the Chief Accounting Officer of Primeritus from November 2022 to July 2023.  He served as the Chief Financial Officer of Get Spiffy, Inc., a private company in the tech enabled On Demand Car Care industry, from April 2016 to November 2022.  He has approximately thirty years of accounting and finance experience, much of which has been at the CFO level, including private, venture-backed, and publicly traded companies. These companies include Digital Lifestyle Outfitters (acquired by Philips Electronics), ACCESS Newswire (f/k/a Issuer Direct Corp), kSep Systems (acquired by Sartorious, Inc) and MobileGuard (acquired by Smarsh, Inc.), among others. Mr. Pollard also served as the Managing Partner of TechCXO RTP and worked in the audit and consulting practices of PricewaterhouseCoopers. Mr. Pollard received his BA in Business Management and Economics from North Carolina State University and his Master of Accounting from the University of North Carolina at Chapel Hill.  Mr. Pollard is also a Certified Public Accountant (CPA) in the state of North Carolina.  Mr. Pollard brings to the Board more than 25 years of business-related experience, with expertise in finance, auditing and accounting, which makes him a well-qualified candidate to be a director of the Company

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Joseph A. Staples
Age 65 Director Since 2024 ● Chairperson of the Compensation Committee

Professional Background and QualificationsMr. Staples was the Chief Marketing Officer of Motivosity Inc, a private employee recognition software company, from February of 2018 to August of 2020; Chief Marketing Officer of Workfront from August of 2014 to December of 2017; and Chief Marketing Officer of Interactive Intelligence from January of 2005 to July of 2014. Mr. Staples was a member of the board of directors of Sharpen, a private contact center software company, from August 2019 until the company was sold in November of 2022. Mr. Staples was a member of the board of directors of Textel, a private text messaging software company, from August 2020 until the company was sold in December of 2022. Mr. Staples has been a member of the board of directors of Screen Dragon, a private marketing work management company, from February 2024 until present. Mr. Staples is an adjunct professor of marketing at Utah Valley University (August 2023-Present). Since September 2020, Mr. Staples has provided marketing advisory and consulting services to dozens of technology companies in the U.S. and Europe. Mr. Staples has prior board experience and brings to the ACCESS Newswire board more than 40 years of technology-business experience, with 22 years as a CMO/SVP of Marketing, including roles at both private and public companies.

Brian R. Balbirnie
Age 53 Director Since 2006 ● President, Chief Executive Officer and Chairperson of the Board

Professional Background and Qualifications Mr. Balbirnie is a member of the Board and our President and Chief Executive Officer. Mr. Balbirnie established ACCESS Newswire (f/k/a Issuer Direct) in 2006 with a vision of creating a technology driven back-office compliance platform that would reduce costs as well as increase the efficiencies of the most complex tasks. Mr. Balbirnie is responsible for the strategic leadership of the company and oversees day-to-day operations. Under Mr. Balbirnie’s direction, the Company has grown and in 2024 worked with over 6,000 customers. Mr. Balbirnie is an entrepreneur with more than 20 years of experience in emerging industries. Prior to ACCESS  Newswire, Mr. Balbirnie was the founder and managing partner of Catapult Company, a compliance and consulting practice focused on the Sarbanes Oxley Act. During 2002 and 2003, Mr. Balbirnie also served as the Vice President and Chief Financial Officer of Mobile Reach International, Inc., a publicly traded company, and as the President and Chief Technology Officer of IVUE Corporation, a private company. Prior to and with Catapult, Mr. Balbirnie also advised several companies on their public market strategies, merger & acquisitions as well as their financial reporting requirements. Mr. Balbirnie brings to the Board over 19 years of business, finance, marketing and leadership experience in the communications and compliance industries, which makes him a well-qualified candidate to be a director of the Company.

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BOARD AND COMMITTEE MEMBERSHIP

The table below provides committee membership of each Board member as of April 30, 2025.

Board Member	Audit Committee	Compensation Committee
Independent Directors
Graeme P. Rein	C
Wesley T. Pollard	X	X
Joseph A. Staples		C
Internal Director
Brian R Balbirnie

C= Committee Chairperson X = Committee Member

VOTE REQUIRED

The “FOR” vote of the holders of a majority of the shares of our voting securities represented virtually or by proxy at the Annual Meeting is required to elect each member of the Board of Directors.

The Board of Directors recommends a vote “FOR” the election of four (4) directors, until the next Annual Meeting or until their successors are duly elected and qualified

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Corporate Governance

Our Directors will serve until our next Annual Meeting of stockholders or until their resignation or removal.

Our directors are elected at the Annual Meeting of stockholders, with vacancies filled by the Board, and serve until their successors are elected and qualified, or their earlier resignation or removal. Officers are appointed by the Board and serve at the discretion of the Board or until their earlier resignation or removal. Under the General Corporation Law of the State of Delaware, any action which is required to or may be taken at any annual or special meeting of stockholders may also be taken without a meeting or prior notice by written consent of the holders of the outstanding stock that would be necessary to authorize or take such action at a meeting.

INDEMNIFICATION OF DIRECTORS AND OFFICERS

Section 145 of the General Corporation Law of the State of Delaware provides, in general, that a corporation incorporated under the laws of the State of Delaware, as we are, may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding (other than a derivative action by or in the right of the corporation) by reason of the fact that such person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe such person’s conduct was unlawful. In the case of a derivative action, a Delaware corporation may indemnify any such person against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation, except that no indemnification will be made in respect of any claim, issue or matter as to which such person will have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery of the State of Delaware or any other court in which such action was brought determines such person is fairly and reasonably entitled to indemnity for such expenses.

Our certificate of incorporation, as amended, and second amended and restated bylaws provide that we will indemnify our directors, officers, employees and agents to the extent and in the manner permitted by the provisions of the General Corporation Law of the State of Delaware, as amended from time to time, subject to any permissible expansion or limitation of such indemnification, as may be set forth in any stockholders’ or directors’ resolution or by contract. Any repeal or modification of these provisions approved by our stockholders will be prospective only and will not adversely affect any limitation on the liability of any of our directors or officers existing as of the time of such repeal or modification.

We are also permitted to apply for insurance on behalf of any director, officer, employee or other agent for liability arising out of his actions, whether or not the General Corporation Law of the State of Delaware would permit indemnification.

DIRECTORS’ AND OFFICERS’ LIABILITY INSURANCE

We have directors’ and officers’ liability insurance insuring our directors and officers against liability for acts or omissions in their capacities as directors or officers.

CODE OF ETHICS

We have adopted a code of ethics that applies to our officers, directors and employees, including our principal executive officer and principal accounting officer, which is posted on our website at www.accessnewswire.com.

Insider Trading Policy

The Company has adopted an insider trading policy that governs the purchase, sale, and/or other transactions of our securities by our directors, officers and employees. The policy is reasonably designed to promote compliance with insider trading laws, rules and regulations, and applicable listing standards. In addition, with regard to the Company’s trading in its own securities, it is the Company’s policy to comply with the federal securities laws and the applicable exchange listing requirements. A copy of the Company’s insider trading policy is filed as an exhibit to the Company’s Annual Report on Form 10-K, which was filed with the SEC on March 25, 2025.

PROXY STATEMENT | 11

Pursuant to the Company’s insider trading policy, short sales of Company securities, including any hedging or monetization transactions (such as zero-cost collars and forward sale contracts) are prohibited. This prohibition applies to all employees, officers and directors of the Company.

POLICY FOR THE RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION

As required by the listing standards adopted by NYSE American as a result of SEC rulemaking, our Board adopted a Policy for the Recovery of Erroneously Awarded Compensation. The policy provides that the Company must promptly recover specified incentive-based compensation that is received by our Section 16 officers on or after December 1, 2023, regardless of fault or misconduct, upon specified accounting restatements of the Company’s financial statements that result in such persons receiving an amount that exceeds the amount that otherwise would have been received had it been determined based on the restated amounts, computed without regard to any taxes paid. There are limited exceptions to the recovery required as set forth in the listing standards. Incentive-based compensation is defined as any compensation that is granted, earned, or vested based wholly or in part upon the attainment of a financial reporting measure. There will not be any duplicative recovery by the Company. As specified in the listing standards, the Company cannot insure or indemnify a Section 16 officer for recoveries under this policy.

The recovery period under this policy is three completed fiscal years preceding the earlier of (i) the date our Board, a committee of the Board or any officer of the Company authorized to take such action (if Board action is not required) concludes, or reasonably should have concluded, that an accounting restatement is required or (ii) the date a court, regulator or other legally authorized body directs the Company to prepare an accounting restatement. If applicable, the Company will provide the current or former Section 16 officer with a written notice containing the amount and a demand for repayment or return. If such repayment or return is not made when due, the policy provides that the Company will take all reasonable and appropriate actions to recover such erroneously awarded compensation from such person.

DIRECTOR INDEPENDENCE

The Board has determined that Messrs. Pollard, Rein and Staples, our current Board members satisfy the requirements for independence set out in Section 303A.02 of the NYSE American rules and Section 10A(m) of the Exchange Act (the “Exchange Act”) (collectively, the “Independence Rules”). None of the directors described in the preceding sentences has a material relationship with us (other than being a director and/or as a stockholder). In making its independence determinations, the Board sought to identify and analyze all of the facts and circumstances relating to any relationship between a director, his immediate family or affiliates and our company and our affiliates and did not rely on categorical standards other than those contained in the NYSE American rule referenced above.

PROXY STATEMENT | 12

BOARD COMMITTEES

Our Board has established an Audit Committee and a Compensation Committee, each of which has the composition and responsibilities described below.

Audit Committee
Members: ● Graeme P. Rein (Chairperson) ● Wesley T. Pollard Meetings in 2024: 4

Our Audit Committee was implemented on October 23, 2013 and is currently comprised of Messrs. Pollard and Rein, each of whom our Board has determined to be financially literate and qualify as an independent director under the Independence Rules. Mr. Rein is the Chairperson of our Audit Committee.

Each of Messrs. Pollard and Rein qualify as a financial expert, as defined in Item 407(d)(5)(ii) of Regulation S-K.

Responsibilities

The Audit Committee’s duties are to recommend to our Board the engagement of independent auditors to audit our financial statements and to review our accounting and reporting principles. The Audit Committee will review the scope, timing and fees for the annual audit and the results of audit examinations performed by the independent public accountants, including their recommendations to improve the system of accounting and internal controls. During the year ended December 31, 2024, our Audit Committee held four meetings.

Compensation Committee
Members: ● Joseph A. Staples (Chairperson) ● Wesley T. Pollard Meetings in 2024: 3

Our Compensation Committee was implemented on October 23, 2013 and is currently comprised of Messrs. Staples and Mr. Pollard, each of whom our Board has determined to qualify as an independent director under the Independence Rules. Mr. Staples is the Chairperson of our Compensation Committee.

Responsibilities

The Compensation Committee reviews and approves our salary and benefits policies, including compensation of executive officers and directors. The Compensation Committee also administers our stock compensation plans and recommends and approves grants of stock compensation under such plans. During the year ended December 31, 2024, our Compensation Committee held three meetings.

PROXY STATEMENT | 13

MEETINGS AND ATTENDANCE

During the year ended December 31, 2024, the Board held six meetings and the respective committees held seven total meetings, and each director attended all of (i) Board meetings held during the period for which he was a director and (ii) committee meetings held during the period for which he or she was a committee member. We do not have a policy requiring director attendance at stockholder meetings, but members of our Board are encouraged to attend.

COMMUNICATIONS WITH THE BOARD OF DIRECTORS

A stockholder who wishes to communicate with our Board, any committee of our Board, the non-management directors or any particular director, may do so by writing to such director or directors in care of the Corporate Secretary, c/o ACCESS Newswire Inc., One Glenwood Avenue, Suite 1001, Raleigh, NC 27603. Our secretary will forward such communication to the full Board, to the appropriate committee or to any individual director or directors to whom the communication is addressed, unless the communication is unrelated to the duties and responsibilities of our Board (such as spam, junk mail and mass mailings, ordinary course disputes over fees or services, personal employee complaints, business inquiries, new product or service suggestions, resumes and other forms of job inquiries, surveys, business solicitations or advertisements) or is unduly hostile, threatening, illegal, or harassing, in which case our secretary has the authority to discard the communication or take appropriate legal action regarding the communication.

NON-EMPLOYEE DIRECTOR COMPENSATION ARRANGEMENT

Effective as of July 1, 2024, our Board, upon the recommendation of our Compensation Committee, determined to compensate our non-employee directors as set forth below.

Annual Equity Grant. On the date of each annual meeting of stockholders, each non-employee director who is serving on our Board on the date of such annual meeting or who is elected by the stockholders at such annual meeting will automatically receive a grant of restricted stock units (“RSUs”) equal to $30,000 divided by the closing price of our common stock as reported by NYSE American on the date of such annual meeting. The amount of $30,000 was determined by the Board based on a survey of the value and type of equity grants to members of board of directors of similarly sized publicly traded companies. The RSUs will fully vest on the earlier of (i) the date of the following year’s annual meeting of stockholders (but only for a non-employee director who ceases to be a member of our Board at such annual meeting as a result of not standing for re-election or not being re-elected), (ii) the date that is one year following the date of grant, or (iii) immediately prior to the consummation of a change of control event. Each of the nominees for the Board contained in this Proxy Statement would be entitled to this equity grant if elected by the stockholders.

Initial Equity Grant. Each non-employee director appointed to our Board and not by a vote of the stockholders at an annual meeting is automatically granted an initial grant of RSUs equal to $30,000 divided by the closing price of our common stock as reported by NYSE American on the date of his or her appointment to our Board (with such amount pro-rated based on the number of days between the date of such director’s appointment and the date of our first annual meeting of stockholders following the date of grant (or to the extent that we have not determined the date of the next annual meeting of stockholders on or before the date of grant, June 15th of the year following the date of grant)). The amount of $30,000 was determined by the Board based on a survey of the value and type of equity grants to members of board of directors of similarly sized publicly trading companies. The RSU’s will fully vest on the date of our first annual meeting of stockholders following the date of grant or immediately prior to the consummation of a change of control event. If an individual is appointed as a non-employee director at an annual meeting of stockholders, he or she will be granted an annual equity grant, as described above, in lieu of the initial equity grant. None of the nominees for the Board contained in this Proxy Statement would be entitled to this initial equity grant.

Quarterly Cash Payment.  Each non-employee director will receive a quarterly cash retainer of $7,500 for service on our Board and our Chairperson of our Audit Committee and Compensation Committee will each receive an additional quarterly cash retainer of $1,500. The cash retainers were determined by the Board based on a survey of cash retainers paid to members of board of directors of similarly sized publicly traded companies.

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2024 NON-EMPLOYEE DIRECTOR COMPENSATION TABLE

The following table shows amounts earned by each non-employee director in fiscal 2024:

Director	Fees Earned or Paid in Cash		Stock Awards		Warrant Awards	Non-Equity Incentive Plan Compensation	Change in Pension Value and Non- qualified Deferred Compensation Earnings	All Other Compensation	Total

Wesley T. Pollard(1)	$15,000		$29,999	(4)	-	-	-	-	$44,999
Graeme P. Rein	$36,000	(2)	$29,999	(4)	-	-	-	-	$65,999
Joseph A. Staples(1)	$18,000	(3)	$29,999	(4)	-	-	-	-	$47,999
J. Patrick Galleher(5)	$16,500	(7)		-	-	-	-	-	$16,500
Marti Beller Lazear(6)	$18,000	(7)		-	-	-	-	-	$18,000
Michael Nowlan(6)	$27,000	(8)		-	-	-	-	-	$27,000

_____________________

(1)	Messrs. Pollard and Staples were appointed to our Board on July 1, 2024.

(2)

In addition to the $7,500 per quarter paid to all members of the Board beginning on July 1, 2024, this amount includes an additional $9,000 per quarter paid to Mr. Rein for serving on our Board from January 1, 2024 to June 30, 2024 and an additional $1,500 per quarter from July 1, 2024 to December 31, 2024 for his service as the Chairperson of our Audit Committee.

(3)

In addition to the $ 7,500 per quarter paid to all members of the Board beginning on July 1, 2024, this amount includes an additional $1,500 per quarters paid to Mr. Staples for his service as the Chairperson of our Compensation Committee.

(4)

On July 1, 2024, each non-employee director was granted 3,722 restricted stock units with a vesting date of June 13, 2025. The amounts shown in this column represent the grant date fair value of the awards determined in accordance with ASC 718. Restricted stock units are valued based on the closing price of the Company’s common stock as reported by NYSE American on the date of grant of July 1, 2024, which was $8.06.

(5)

Mr. Galleher did not stand for re-election at our 2024 annual meeting of stockholders.  Mr. Galleher had served as a member of our Board for ten years prior to 2024. Pursuant to our amended and restated bylaws, members of our Board are limited to ten year terms with certain limited exceptions.

(6)	Ms. Beller and Mr. Nowlan resigned from our Board effective June 13, 2024.

(7)	Prior to July 1, 2024, each member of our Board received $9,000 per quarter for serving on our Board.

(8)

In addition to the $9,000 per quarter paid to all members of the Board, this amount includes an additional $4,500 per quarter for Mr. Nowlan’s service as the Chairperson of our Board prior to his resignation.

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Security Ownership of Beneficial Owners and Management

The following table sets forth certain information as of April 30, 2025, regarding the beneficial ownership of our common stock by (i) each person or entity who, to our knowledge, beneficially owns more than 5% of our common stock; (ii) each executive officer and named officer; (iii) each director; and (iv) all of our officers and directors as a group. Unless otherwise indicated in the footnotes to the following table, each of the stockholders named in the table has sole voting and investment power with respect to the shares of our common stock beneficially owned. Except as otherwise indicated, the address of each of the stockholders listed below is: c/o ACCESS Newswire Inc., One Glenwood Ave, Suite 1001, Raleigh NC 27603.

Name of Beneficial Owner	Number of Shares Owned (1)	Percentage Owned (1)

Brian R. Balbirnie(2)(3)	632,854	(4)	16.39%
Steven Knerr(2)	30,757	(5)	0.80%
Mark J. Lloyd(2)	17,667	(6)	0.46%
Wesley T. Pollard(3)	3,722	(7)	0.10%
Graeme P. Rein(3)	265,091	(8)	6.88%
Joseph A. Staples(3)	3,722	(9)	0.10%
All officers, directors, and management as a group (6 persons)	953,813	(10)	24.48%

Other Beneficial Owners
Topline Capital Management	709,264		18.43%

____________________

(1)

In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of the common stock subject to options or warrants held by that person that are currently exercisable or will become exercisable within 60 days after April 30, 2025, are deemed outstanding, while the shares are not deemed outstanding for purposes of computing percentage ownership of any other person. Except as otherwise indicated, and subject to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of the common stock held by them. Applicable percentage ownership is based on 3,847,743 shares of the common stock outstanding as of April 30, 2025. The inclusion in the table above of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of those shares.

(2)	Officer.

(3)	Director.

(4)	Includes 13,333 restricted stock units which have or will vest within 60 days of April 30, 2025. Excludes 6,667 restricted stock units which do not vest within 60 days of April 30, 2025.

(5)

Includes options to purchase 5,000 shares of common stock that are currently exercisable or exercisable within 60 days of April 30, 2025 and 2,167 restricted stock units which have or will vest within 60 days of April 30, 2025.  Excludes 3,333 restricted stock units which do not vest within 60 days of April 30, 2025.

(6)

Includes options to purchase 15,000 shares of common stock that are currently exercisable or exercisable within 60 days of April 30, 2025 and 1,167 restricted stock units which have or will vest within 60 days of April 30, 2025.  Excludes options to purchase 15,000 shares of common stock and 23,333 restricted stock units which do not vest within 60 days of April 30, 2025.

(7)	Includes 3,722 restricted stock units which vest on June 13, 2025.

(8)

Includes (i) 202,745 shares of common stock held by Yorkmont Capital Partners, LP; (ii) 58,624 shares of common stock held by Mr. Rein individually; and (iii) 3,722 restricted stock units which vest on June 13, 2025, which Mr. Rein will hold individually. Mr. Rein is the Managing Member of Yorkmont Capital Management, LLC, which is the general partner of Yorkmont Capital Partners, LP. Mr. Rein and Yorkmont Capital Management, LLC are indirect beneficial owners of the reported securities.

(9)	Includes 3,722 restricted stock units which vest on June 13, 2025.

(10)

Includes 27,833 restricted stock units which vest within 60 days of April 30, 2025 and options to purchase 20,000 shares of common stock that are currently exercisable or exercisable within 60 days of April 30, 2025.

PROXY STATEMENT | 16

Executive Compensation

COMPENSATION DISCUSSION AND ANALYSIS

We formed a Compensation Committee on October 23, 2013. Prior to that date, all compensation decisions for our named executive officers were made by our Board.

The Compensation Committee of our Board will review at least annually and determine (or recommend to the Board as the case may be) the executive compensation for Mr. Balbirnie and any other named executive officers, including approving any grants of stock options or other equity incentive awards in accordance with the philosophy and components described in this Proxy Statement. To date, neither the Board nor the Compensation Committee has retained the services of a compensation consultant. The Compensation Committee does not intend to retain such services for 2025 but may decide to do so in the future.

SUMMARY COMPENSATION TABLE

The following table shows amounts earned by each officer in the years ended December 31, 2024 and 2023:

Name and	Year	Salary	Bonus	Stock Awards		Option Awards	Non-equity incentive plan compensation	Change in Pension Value and Nonqualified deferred compensation earnings	All Other Compensation	Total
Principal Position		($)	($)	($)		($)	($)	($)	($)	($)

Brian R. Balbirnie	2024	285,000	—	—		—	—	—	—	285,000
(Chief Executive Officer)	2023	285,000	—	564,800	(1)	—	—	—	—	849,800

Steven Knerr	2024	185,1151	2,231(2)	74,300	(3)	—	—	—	—	261,646
(Chief Financial Officer) (5)	2023	—	—	—		—	—	—	—	—

Timothy Pitoniak	2024	52,283	—	—		—	—	—	—	52,283
(Former Chief Financial Officer) (5)	2023	244,400	—	141,200	(4)	—	—	—	—	385,600
Mark Lloyd	2024	246,524	2,938(2)	74,300	(6)	—	—	—	—	323,762
(Chief Technology Officer)	2023	201,200	18,813	539,600	(7)	416,619(8)	—	—	—	1,176,232

(1)	Represents a restricted stock unit granted February 1, 2023 of 20,000 shares of our common stock, all of which vest on January 1, 2026.

(2)	This number does not include a $25,000 cash bonus to each of Mr. Knerr and Mr. Lloyd paid on February 7, 2025.

(3)

Represents a restricted stock unit granted March 5, 2024 of 5,000 shares of our common stock, one-third of which vested on January 1, 2025 and an additional one-third will vest on each of January 1, 2026 and 2027, respectively.

(4)

Represents a restricted stock unit granted February 1, 2023 of 5,000 shares of our common stock, one-third of which vested on January 1, 2024 and the remainder were forfeited upon Mr. Pitoniak’s resignation.

(5)

Mr. Pitoniak resigned as the Company’s Chief Financial Officer effective March 8, 2024. Steven Knerr, who was our Vice President of Finance and Controller, was appointed to serve as the interim Chief Financial Officer to replace Mr. Pitoniak and was subsequently appointed our Chief Financial Officer on September 16, 2024.

(6)

Represents a restricted stock unit granted March 5, 2024 of 5,000 shares of our common stock, one-third of which vested on January 1, 2025 and an additional one-third will vest on each of January 1, 2026 and 2027, respectively. .

(7)	Represents a restricted stock unit granted January 3, 2023 of 20,000 shares of our common stock, all of which vest on January 3, 2026.

(8)

Represents a stock option granted January 3, 2023 for the purchase of 30,000 shares of our common stock, with 7,500 shares vesting on January 3, 2024, January 3, 2025, January 3, 2026 and January 3, 2027 at an exercise price of $26.98 and termination date of January 3, 2033.

PROXY STATEMENT | 17

We currently have an executive employment agreement with Messrs. Balbirnie, Knerr and Lloyd, which are summarized below.

BRIAN R. BALBIRNIE EMPLOYMENT AGREEMENT

On April 30, 2014, the Company entered into an Executive Employment Agreement (the “Balbirnie Agreement”) with Brian R. Balbirnie to serve as the Company’s President and Chief Executive Officer. Mr. Balbirnie had served as the Company’s most senior executive officer since 2006 without a formal employment agreement. The Balbirnie Agreement will continue until terminated pursuant to its terms as described below.  Mr. Balbirnie currently earns an annual base salary of $285,000 under the Balbirnie Agreement and is eligible to receive an annual cash bonus from 50% of his annual base salary upon the achievement of reasonable target objectives and performance goals determined by the Board in consultation with Mr. Balbirnie.  In addition, Mr. Balbirnie is eligible to receive such additional bonus or incentive compensation as the Board may establish from time to time in its sole discretion.

Pursuant to the Balbirnie Agreement, if Mr. Balbirnie’s employment is terminated upon his disability, by Mr. Balbirnie for good reason (as such term is defined in Balbirnie Agreement), or by us without cause (as such term is defined in the Balbirnie Agreement), Mr. Balbirnie will be entitled to receive, in addition to other unpaid amounts owed to him (e.g., for base salary, accrued personal time and business expenses): (i) to the then base salary for a period of twelve months (in accordance with the Company’s general payroll policy) commencing on the first payroll period following the fifteenth day after termination of employment and (ii) substantially similar coverage under the Company’s then-current medical, health and vision insurance coverage for a period of twelve months. Additionally, if Mr. Balbirnie’s employment is terminated for disability, the vesting of any option grants will continue to vest pursuant to the schedule and terms previously established during the twelve-month severance period. Subsequent to the twelve-month severance period the vesting of any option grants will immediately cease. If Mr. Balbirnie’s employment is terminated without cause, vesting of any equity grants will immediately cease upon termination except as described below relating to a Corporate Transaction.

If the Company terminates Mr. Balbirnie’s employment for cause or employment terminates as a result of Mr. Balbirnie’s resignation or death, Mr. Balbirnie will only be entitled to unpaid amounts owed to him and the vesting of any option grants will immediately cease.

Mr. Balbirnie has no specific right to terminate the employment agreement or right to any severance payments or other benefits solely as a result of a Corporate Transaction (as defined in the Company’s 2023 Equity Incentive Plan). However, if within twelve months following a corporate transaction, Mr. Balbirnie terminates his employment for good reason or the Company terminates his employment without cause, the severance period discussed above will be increased from twelve to eighteen months and any then unvested equity grants held by Mr. Balbirnie will immediately vest and become exercisable for a period equal to the earlier of (i) six months from termination or (ii) the expiration of such option grant pursuant to its original terms.

The Balbirnie Agreement also contains certain non-competition, no solicitation, confidentiality, and assignment of inventions requirements for Mr. Balbirnie.

STEVEN KNERR EMPLOYMENT AGREEMENT

On September 16, 2024, the Company entered into an Executive Employment Agreement (the “Knerr Agreement”) with Steven Knerr to serve as the Company’s Chief Financial Officer. The Knerr Agreement will continue until terminated pursuant to its terms as described below.  Mr. Knerr currently earns an annual base salary of $200,000 under the Knerr Agreement and is eligible to receive an annual cash bonus from 45% of his annual base salary upon the achievement of reasonable target objectives and performance goals determined by the Board in consultation with Mr. Knerr.  In addition, Mr. Knerr is eligible to receive such additional bonus or incentive compensation as the Board may establish from time to time in its sole discretion.

Pursuant to the Knerr Agreement, if Mr. Knerr’s employment is terminated upon his disability, by Mr. Knerr for good reason (as such term is defined in Knerr Agreement), or by us without cause (as such term is defined in the Knerr Agreement), Mr. Knerr will be entitled to receive, in addition to other unpaid amounts owed to him (e.g., for base salary, accrued personal time and business expenses): (i) to the then base salary for a period of six months (in accordance with the Company’s general payroll policy) commencing on the first payroll period following the fifteenth day after termination of employment and (ii) substantially similar coverage under the Company’s then-current medical, health and vision insurance coverage for a period of six months. Additionally, if Mr. Knerr’s employment is terminated for disability, the vesting of any option grants will continue to vest pursuant to the schedule and terms previously established during the six-month severance period. Subsequent to the six-month severance period the vesting of any option grants will immediately cease. If Mr. Knerr’s employment is terminated without cause, vesting of any equity grants will immediately cease upon termination.

PROXY STATEMENT | 18

If the Company terminates Mr. Knerr’s employment for cause or employment terminates as a result of Mr. Knerr’s resignation or death, Mr. Knerr will only be entitled to unpaid amounts owed to him and the vesting of any option grants will immediately cease.

The Knerr Agreement also contains certain non-competition, no solicitation, confidentiality, and assignment of inventions requirements for Mr. Knerr.

MARK LLOYD EMPLOYMENT AGREEMENT

On January 3, 2023, the Company entered into an Executive Employment Agreement (the “Lloyd Agreement”) with Mark Lloyd to serve as the Company’s Chief Technology Officer. The Lloyd Agreement will continue until terminated pursuant to its terms as described below.  Mr. Lloyd currently earns an annual base salary of $246,750 under the Lloyd Agreement.  In addition, Mr. Lloyd is eligible to receive such additional bonus or incentive compensation as the Board may establish from time to time in its sole discretion.

Pursuant to the Lloyd Agreement, if Mr. Lloyd’s employment is terminated upon his disability, by Mr. Lloyd for good reason (as such term is defined in Lloyd Agreement), or by us without cause (as such term is defined in the Lloyd Agreement), Mr. Lloyd will be entitled to receive, in addition to other unpaid amounts owed to him (e.g., for base salary, accrued personal time and business expenses): (i) to the then base salary for a period of six months (in accordance with the Company’s general payroll policy) commencing on the first payroll period following the fifteenth day after termination of employment and (ii) substantially similar coverage under the Company’s then-current medical, health and vision insurance coverage for a period of six months. Additionally, if Mr. Lloyd’s employment is terminated for disability, the vesting of any option grants will continue to vest pursuant to the schedule and terms previously established during the six-month severance period. Subsequent to the six-month severance period the vesting of any option grants will immediately cease. If Mr. Lloyd’s employment is terminated without cause, vesting of any equity grants will immediately cease upon termination.

If the Company terminates Mr. Lloyd’s employment for cause or employment terminates as a result of Mr. Lloyd’s resignation or death, Mr. Lloyd will only be entitled to unpaid amounts owed to him and the vesting of any option grants will immediately cease.

The Lloyd Agreement also contains certain non-competition, no solicitation, confidentiality, and assignment of inventions requirements for Mr. Lloyd.

PHILOSOPHY OF COMPENSATION

The goals of our compensation policy are to ensure that executive compensation rewards management for helping us achieve our financial goals (increased sales, profitability, etc.), meet our product development milestones and align management’s overall goals and objectives with those of our stockholders. To achieve these goals, our Compensation Committee and Board aim to achieve the following:

►	provide competitive compensation packages that enable us to attract and retain superior management personnel;

►	relate compensation to the Company’s overall performance, the individual officer’s performance and our assessment of the officer’s future potential;

►	reward our officers fairly for their role in our achievements; and

►	align executive’s objectives with the objectives of stockholders, including through the grant of equity awards.

We have determined that in order to best meet these objectives, our executive compensation program should balance fixed and bonus compensation, as well as cash and equity compensation, as discussed below. Historically, there has been no pre-established policy or target for the allocation between either cash and non-cash or short-term and long-term incentive compensation for our executive officers.

PROXY STATEMENT | 19

COMPONENTS OF COMPENSATION

The four principal components of our compensation program for our named executive officers are base salary, personal benefits (such as health and dental insurance), cash bonuses and or equity based grants. As noted below, cash bonuses and equity grants are not necessarily earned or granted every year.

Base Salary. The primary component of compensation for our named executive officers is base salary. Base salary levels for our named executive officers have historically been determined based upon an evaluation of a number of factors, including the individual officer’s level of responsibility and our overall performance. The Compensation Committee intends to review each named executive officer’s base salary on an annual basis and adjust such salaries as deemed appropriate.

Cash Bonus. We intend to consider the amount of cash bonus that each of our named executive officers should be entitled to receive in connection with our annual compensation review, taking into account each executive’s total compensation package, and any more formal data we obtain regarding the compensation levels of similarly situated executives. We will also consider in connection with such review whether to designate certain financial or operational metrics or other objective or subjective criteria in determining the final amounts of such awards.

Equity Based Grants. An additional principal component of our compensation policy for named executive officers consists of grants of stock options and other equity awards. Equity incentive awards are made either (i) in accordance with negotiated terms at levels deemed necessary to attract or retain the executive at the time of such negotiations and determined taking into account the recipient’s overall compensation package and the goal of aligning such executive’s interest with that of our stockholders and to be completive within our industry and the overall marketplace, or (ii) at the discretion of the Board without reference to any formal targets or objectives, when deemed appropriate in connection with extraordinary efforts or results or necessary in order to retain the executive in light of the executive’s overall compensation package.

COMPENSATION OF NAMED EXECUTIVE OFFICERS

Compensation of Chief Executive Officer. During the twelve months ended December 31, 2024, Mr. Balbirnie’s total cash compensation earned was $285,000. Mr. Balbirnie’s total cash compensation earned was comprised of salary payments from January 1, 2024 through December 31, 2024.  Mr. Balbirnie was not granted any equity awards during 2024.

2024 Bonus Plan. Our Compensation Committee implemented a 2024 cash bonus plan for Mr. Balbirnie based on the following criteria:

►	Cash bonus target was 50% of annualized base salary of $285,000.

►	Cash bonus plan was based upon the achievement of target financial numbers during the fiscal year 2023.

►

Bonus targets for solely the target financial numbers would have been scaled as follows: (i) below 90% of target results in no bonus paid; (ii) 90% of target results in 50% of bonuses paid; (iii) 100% of target results in 100% of bonuses paid; (iv) 120% and greater of target results in 120% of bonuses paid. The payout is a maximum of 120% of target bonus.

Based on these criteria and as noted above, Mr. Balbirnie did not receive a cash bonus for 2023.

2025 Bonus Plan. Our Compensation Committee has not yet implemented a 2025 cash bonus plan for Mr. Balbirnie but intends to do so in the near future.

Compensation of Chief Financial Officer.For the twelve months ended December 31, 2024, Mr. Knerr’s total cash compensation earned was $187,346.  Mr. Knerr’s total cash compensation earned was comprised of salary payments from January 1, 2023 through December 31, 2023 of $185,115 and a cash bonus of $2,231.  This number does not include a $25,000 cash bonus to Mr. Knerr paid on February 7, 2025.

Additionally, on March 5, 2024, our Compensation Committee granted Mr. Knerr restricted stock units of 5,000 shares of our common stock, one-third of which vested on January 1, 2025 and an additional one-third will vest on each of January 1, 2026 and 2027, respectively.   This grant was valued at $74,300 based on our common stock closing price of $14.85 on March 5, 2024.

2024 Bonus Plan.  Mr. Knerr did not have a formal bonus plan for fiscal year 2024 but did receive a cash bonus of $2,231.

2025 Bonus Plan.  Our Compensation Committee has not yet implemented a 2025 cash bonus plan for Mr. Knerr but intends to do so in the near future.

PROXY STATEMENT | 20

Compensation of Chief Technology Officer.For the twelve months ended December 31, 2024, Mr. Lloyd’s total cash compensation earned was $249,462.  Mr. Lloyd’s total cash compensation earned was comprised of salary payments from January 1, 2023 through December 31, 2023 of $246,524 and a cash bonus of $2,938.  This number does not include a $25,000 cash bonus to Mr. Lloyd paid on February 7, 2025.

Additionally, on March 5, 2024, our Compensation Committee granted Mr. Lloyd restricted stock units of 5,000 shares of our common stock, one-third of which vested on January 1, 2025 and an additional one-third will vest on each of January 1, 2026 and 2027, respectively.   This grant was valued at $74,300 based on our common stock closing price of $14.85 on March 5, 2024.

2024 Bonus Plan.  Mr. Lloyd did not have a formal bonus plan for fiscal year 2024 but did receive a cash bonus of $2,938.

2025 Bonus Plan.  Our Compensation Committee has not yet implemented a 2025 cash bonus plan for Mr. Lloyd but intends to do so in the near future.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information regarding equity awards that have been previously awarded to each of the named executive officers and which remained outstanding as of December 31, 2024.

Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable		Option exercise price ($)	Option expiration date	Number of Shares or Units of Stock that have not Vested (#)		Market Value of Shares of Units That Have Not Vested ($)
Brian R. Balbirnie	—	—		—	—	20,000	(1)	178,800
Steven Knerr	5,000	—		6.80	11/19/2025	—		—
	—	—		—	—	5,000	(2)	44,700
						500	(3)	4,470
Mark J. Lloyd	15,000	15,000	(3)	26.98	1/3/2033	—		—
	—	—		—	—	20,000	(4)	178,800
	—	—		—	—	5,000	(2)	44,700

  (1)  All these shares vest on January 1, 2026.

  (2)  These shares vest one-third on each of January 1, 2025, 2026 and 2027, respectively.

  (3)  These share vest on January 1, 2025.

  (4)  All of these shares vest on January 3, 2026.

ACCESS Newswire Inc. 2023 Equity Incentive Plan

On June 7, 2023, the shareholders of the Company approved the 2023 Equity Incentive Plan (the “2023 Plan”).  Under the terms of the 2023 Plan, the Company is authorized to issue incentive awards for common stock up to 300,000 shares to employees and other personnel. The awards may be in the form of incentive stock options, nonqualified stock options, restricted stock, restricted stock units and performance awards. The 2023 Plan is effective through April 1, 2033. As of December 31, 2024, there are 365,078 shares which remain to be granted under the 2023 Plan, including 122,076 shares assumed under the Company’s previous 2014 Equity Incentive Plan, as amended.

PROXY STATEMENT | 21

Equity Compensation Plan Information

The following table provides certain information as of December 31, 2024, with respect to our equity compensation plans under which our equity securities are authorized for issuance:

Plan Category	Number of securities to be issued upon exercise of outstanding options (a)	Weighted- average exercise price of Outstanding options (b)	Securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)

Equity compensation plan approved by security holders	59,750	$22.60	365,078
Equity compensation plan not approved by security holders	-	$-	-
Total	59,750	$22.60	365,078

PAY VERSUS PERFORMANCE

As required by Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation actually paid (as defined by SEC rules) and net income. For further information about how we align executive compensation with the Company’s performance, see “Compensation of Executive Officers” above. The amounts in the table below are calculated in accordance with SEC rules and do not represent amounts actually earned or realized by our named executive officers (“NEOs”), including with respect to equity based compensation.

Year	Summary Compensation Table Total for PEO (1)	Compensation Actually Paid to PEO (2)	Average Summary Compensation Table Total for Non-PEO NEO’s (3)	Average Compensation Actually Paid to Non-PEO NEO’s (4)	Value of Initial Fixed $100 Investment Based on Total Stockholder Return (5)	Net Income
2024	$285,000	$285,000	$292,704	$307,804	$77.67	$(10,793,000)
2023	$849,800	$647,600	$780,916	$506,232	$159.74	$766,000
2022	$215,250	$215,250	$1,107,865	$862,261	$220.62	$1,934,000

(1)

The dollar amounts reported for Brian R. Balbirnie, our Chief Executive Officer (“PEO”), under “Summary Compensation Table Total for PEO” are the amounts of total compensation reported for Mr. Balbirnie in the “Total” column of the Summary Compensation Table (“SCT”) for each applicable year.

(2)

The dollar amounts reported for Mr. Balbirnie under “Compensation Actually Paid” represent the amount of “compensation actually paid” to Mr. Balbirnie, as computed in accordance with Item 402(v) of Regulation S-K in each applicable year. Adjustments made to the PEO’s total compensation for each year to determine the compensation actually paid predominately represent the fair value of equity compensation granted during the covered fiscal year as reported in the Summary Compensation Table, if any, and other immaterial perquisites provided.

(3)

The dollar amounts reported under “Average Summary Compensation Total for non-PEO Named Executive Officers” represent the average of the amounts reported for our NEOs (excluding any individual serving as our CEO for such year) in the “Total” column of the Summary Compensation Table in each applicable year.

(4)

The dollar amounts reported under “Average Compensation Actually Paid for non-PEO Named Executive Officers” represent average amount of “compensation actually paid” to the NEOs as a group (excluding the CEO), as computed in accordance with Item 402(v) of Regulation S-K in each applicable year. Adjustments made to the NEO’s total compensation for each year to determine the compensation actually paid include deducting the amounts that were set forth for that year in the SCT’s “Stock Awards” and “Option Awards”, adding the fair value of any stock or option awards which vested during the applicable year and adding or subtracting the change in fair value of any unvested stock or option awards which were granted in previous years. the

(5)

Total stockholder return (“TSR”) is calculated assuming a fixed investment of $100, including the reinvestment of dividends (as applicable) measured from the market close on December 31, 2021 through and including the end of the fiscal year for each year reported on the table.

PROXY STATEMENT | 22

RISK CONSIDERATIONS IN OUR COMPENSATION PROGRAMS

Our Compensation Committee believes that risks arising from our policies and practices for compensating employees are not reasonably likely to have a material adverse effect on us and do not encourage risk taking that is reasonably likely to have a material adverse effect on us. Our Compensation Committee believes that the structure of our executive compensation program mitigates risks by avoiding any named executive officer placing undue emphasis on any particular performance metric at the expense of other aspects of our business.

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with the members of management of the Company and, based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

The Compensation Committee

Joseph A. Staples (Chairperson)

Wesley T. Pollard

PROXY STATEMENT | 23

Proposal 2–Ratification of Auditors

RATIFICATION OF THE SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board has appointed the firm of Cherry Bekaert LLP, independent registered public accounting firm, to audit and report on our financial statements for the year ending December 31, 2025. We have engaged Cherry Bekaert LLP as our independent registered public accounting firm since June 2010. We expect that a representative of Cherry Bekaert LLP will be present at the Annual Meeting of Stockholders to answer questions of stockholders and will have the opportunity, if desired, to make a statement.

For the years ended December 31, 2024 and 2023, Cherry Bekaert LLP, billed us the fees set forth below, including expenses, in connection with services rendered by that firm to us.

	Year Ended December 31,
	2024	2023

Audit fees	$292,072	$287,302
Audit related fees	---	---
Tax fees	---	---
All other fees	---	---
Total fees	$292,072	$287,302

Audit Fees. Audit fees include fees billed for the annual audit of the Company’s financial statements and quarterly reviews for the fiscal years ended December 31, 2024 and 2023, and for services normally provided by Cherry Bekaert LLP in connection with routine statutory and regulatory filings or engagements.

Audit-Related Fees. Audit-related fees include fees billed for assurance and related services that are reasonably related to the performance of the annual audit or reviews of the Company’s financial statements and are not reported under “Audit Fees.” During our fiscal years ended December 31, 2024 and 2023, there were no such fees billed by Cherry Bekaert LLP.

Tax Fees. Tax fees include fees for professional services for tax compliance, tax advice and tax planning for the tax years ended December 31, 2024 and 2023. During our fiscal years ended December 31, 2024 and 2023, no such fees were billed by Cherry Bekaert LLP.

All Other Fees. All other fees include fees for products and services other than those described above. During our fiscal years ended December 31, 2024 and 2023, there were no such fees billed by Cherry Bekaert LLP.

The Audit Committee of the Board has considered whether the provision of services described above under “Audit-related fees” and “Other fees” is compatible with maintaining the independence of Cherry Bekaert LLP and has concluded that it is compatible.

RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the independent registered accounting firm retained to audit our financial statements. The Audit Committee has appointed Cherry Bekaert LLP as our independent external auditor for the year ending December 31, 2025. Cherry Bekaert LLP has served as our independent registered accounting firm continuously since June 2010. The Audit Committee is responsible for the audit fee negotiations associated with the retention of Cherry Bekaert LLP. In order to assure continuing auditor independence, the Audit Committee periodically considers whether there should be a regular rotation of the independent registered accounting firm. The members of the Audit Committee and the Board believe that the continued retention of Cherry Bekaert LLP to serve as our independent external auditor is in the best interests of the Company and its stockholders.

Stockholder ratification of the selection of Cherry Bekaert LLP as our independent registered public accounting firm is not required but is being presented as a matter of good corporate practice. Notwithstanding stockholder ratification of the appointment of the independent registered public accounting firm, the Audit Committee, in its discretion, may direct the appointment of a new independent registered public accounting firm if the Audit Committee believes that such a change would be in our best interests and the best interests of our stockholders. The Audit Committee has not determined what action it would take if the stockholders do not ratify the appointment, but may reconsider the appointment.

PROXY STATEMENT | 24

AUDIT COMMITTEE PRE-APPROVAL POLICY

The Audit Committee’s policy is that all audit and non-audit services provided by its independent registered public accounting firm shall either be approved before the independent registered public accounting firm is engaged for the particular services or shall be rendered pursuant to pre-approval procedures established by the Audit Committee. These services may include audit services and permissible audit-related services, tax services and other services. Pre-approval spending limits for audit services are established on an annual basis, detailed as to the particular service or category of services to be performed and implemented by our financial officers. Any audit or non-audit service fees that may be incurred by us during a quarter that fall outside the limits pre-approved by the Audit Committee for a particular service or category of services must be reviewed and approved by the Chairperson of the Audit Committee prior to the performance of services. On an annual basis, the Audit Committee reviews and itemizes all fees paid to its independent registered public accounting firm in the prior quarter (including fees approved by the Chairperson of the Audit Committee between regularly scheduled meetings and fees approved by our financial officers pursuant to the pre-approval policies described above) and further reviews and itemizes all fees expected to be paid in the upcoming quarter. The Audit Committee may revise its pre-approval spending limits and policies at any time. None of the fees paid to the independent registered public accounting firm were approved by the Audit Committee after the services were rendered pursuant to the “de minimis” exception established by the SEC for the provision of non-audit services.

VOTE REQUIRED

The affirmative vote of the holders of a majority of the shares of our voting securities represented virtually or by proxy at the Annual Meeting will ratify the appointment of Cherry Bekaert LLP as our independent registered public accounting firm (although stockholder ratification is not required we consider good corporate practice).

The Board of Directors recommends a vote “FOR” the ratification of the appointment of Cherry Bekaert LLP as our independent registered public accounting firm.

PROXY STATEMENT | 25

REPORT OF THE AUDIT COMMITTEE

On October 23, 2013, the Company established an Audit Committee of the Board. The Audit Committee currently consists of two members, Messrs. Pollard and Rein. All the members are independent directors under the NYSE and SEC Audit Committee structure and membership requirements. The Audit Committee has certain duties and powers as described in its written charter, a copy of which can be found on the company’s website at https://irp.cdn-website.com/de58a079/files/uploaded/Audit-Committee-Charter-Final-Exhibit-A_%281%29.pdf.

The Audit Committee has reviewed and discussed the Company’s audited financial statements and related footnotes for the fiscal year ended December 31, 2024, and the independent auditor’s report on those financial statements, with management and with our independent auditor, Cherry Bekaert LLP (“Cherry Bekaert”). The Audit Committee has also discussed with Cherry Bekaert the matters required to be discussed by the statement on Auditing Standard No. 16, “Communications with Audit Committees” issued by the Public Company Accounting Oversight Board. The Audit Committee has also received the written disclosures and the letter from Cherry Bekaert required by applicable requirements of the Public Company Accounting Oversight Board regarding Cherry Bekaert’s communications with the Audit Committee concerning independence, and has discussed with Cherry Bekaert that firm’s independence.

Based on the review and the discussions referred to in the preceding paragraph, the Audit Committee recommended to the Board that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 that were filed with the SEC.

The Audit Committee

Graeme P. Rein (Chairperson)

Wesley T. Pollard

PROXY STATEMENT | 26

Certain Relationships and Related Party Transactions and Director Independence

RELATED PARTY TRANSACTIONS

None.

DIRECTOR INDEPENDENCE

As of April 30, 2025, we had three independent directors on our Board: Wesley T. Pollard, Graeme P. Rein and Joseph A. Staples. We evaluate independence by the standards for director independence established by applicable laws, rules, and listing standards including, without limitation, the standards for independent directors established by NYSE American and the SEC.

Subject to some exceptions, these standards generally provide that a director will not be independent if (a) the director is, or in the past three years has been, an employee of ours; (b) a member of the director’s immediate family is, or in the past three years has been, an executive officer of ours; (c) the director or a member of the director’s immediate family has received more than $120,000 per year in direct compensation from us other than for service as a director (or for a family member, as a non-executive employee); (d) the director or a member of the director’s immediate family is, or in the past three years has been, employed in a professional capacity by our independent public accountants, or has worked for such firm in any capacity on our audit; (e) the director or a member of the director’s immediate family is, or in the past three years has been, employed as an executive officer of a company where one of our executive officers serves on the Compensation Committee; or (f) the director or a member of the director’s immediate family is an executive officer of a company that makes payments to, or receives payments from, us in an amount which, in any twelve-month period during the past three years, exceeds the greater of $1,000,000 or two percent of that other company’s consolidated gross revenues.

Other Matters

We know of no other matters to be submitted at the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as the Board may recommend.

Section 16(a): Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors and executive officers and persons who beneficially own more than ten percent of the Company’s common stock to file with the Securities and Exchange Commission reports showing ownership of and changes in ownership of the Company’s common stock and other equity securities. On the basis of information submitted by the Company’s directors and executive officers, the Company believes that its directors and executive officers timely filed all required Section 16(a) filings for fiscal year 2024.

Stockholder Proposals and Nominations for 2026 Annual Meeting

Pursuant to our second amend and restated bylaws, stockholders who wish to submit proposals to be considered or to nominate persons for election to the Board at our 2026 Annual Meeting must be a stockholder of record, both when they give us notice and at the 2026 Annual Meeting, must be entitled to vote at the 2026 Annual Meeting, and must comply with the notice provisions in our second amended and restated bylaws. A stockholder’s notice must be delivered to our Corporate Secretary at c/o ACCESS Newswire Inc., One Glenwood Ave, Suite 1001, Raleigh NC 27603 not less than 75 nor more than 105 days prior to the one-year anniversary of the date on which the we first mailed its proxy materials for the preceding year’s annual meeting of stockholders, which will be April 30, 2025. For our 2026 Annual Meeting, the notice must be delivered between January 15, 2026 and February 17, 2026. However, if our 2026 Annual Meeting is not within 30 days of June 13, 2026, the notice must be delivered no later than the close of business on the 10th day following the earlier of the day on which the first public announcement of the date of the 2026 Annual Meeting or 120 days prior to such meeting. The public announcement of an adjournment or postponement of the 2026 Annual Meeting will not trigger a new time period (or extend any time period) for the giving of a stockholder notice as described in this proxy statement. The stockholder’s notice must be updated and supplemented as set forth in our second amend and restated bylaws.

PROXY STATEMENT | 27

Additional Information

A copy of our 2024 Annual Report on Form 10-K is available to each stockholder in connection with this Proxy Statement. The 2024 Annual Report on Form 10-K is not a part of the proxy solicitation materials.

We file reports and other information with the SEC. Copies of these documents may be obtained at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. The public may also obtain information on the operation of the Public Reference Room by calling the SEC at (800) SEC-0330. Our SEC filings are also available on the SEC’s website at http://www.sec.gov.

PROXY STATEMENT | 28

www.accessnewswire.com

Your **Vote** Counts!

ACCESS NEWSWIRE, INC.

2025 Annual Meeting

Vote by June 12, 2025

11:59 PM ET

GENERAL BROKER

Hextone, Inc.
P.O. Box 9142
Farmingdale, NY 11735

1 OF 2
322,224
148,294

Ricky Campana
P.O. Box 123456
Suite 500
51 Mercedes Way
Edgewood, NY 11717

30#

FLASHID-JOB#

You invested in ACCESS NEWSWIRE, INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on June 13, 2025.**

Get informed before you vote

View the Form 10-K, Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 30, 2025. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control # XXXX XXXX XXXX XXXX

Smartphone users

Point your camera here and vote without entering a control number

Vote in Person at the Meeting*

June 13, 2025
9:00 AM EST

Online Only
https://investors.accessnewswire.com/agm

*If you choose to vote these shares in person at the meeting, you must request a "legal proxy." To do so, please follow the instructions at www.ProxyVote.com or request a paper copy of the materials, which will contain the appropriate instructions. Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

Control # XXXX XXXX XXXX XXXX

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

ACCESS NEWSWIRE, INC.
2025 Annual Meeting
Vote by June 12, 2025
11:59 PM ET

Voting Items		Board Recommends
1.	Election of Directors **Nominees:**	
1A	Graeme P. Rein	For
1B	Wesley T. Pollard	For
1C	Joseph A. Staples	For
1D	Brian R. Balbirnie	For
2	To ratify the appointment of Cherry Bekaert LLP as our independent registered public accounting firm for the year ending December 31, 2025.	For

Under New York Stock Exchange rules, brokers may vote "routine" matters at their discretion if your voting instructions are not communicated to us at least 10 days before the meeting. **We will nevertheless follow your instructions, even if the broker's discretionary vote has already been given, provided your instructions are received prior to the meeting date.**

1.00000
322,224
148,294

FLASHID-JOB#